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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
NetLojix Communications, Inc.:

               We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/   KPMG LLP


Dallas, Texas
May 2, 2000